Exhibit 3.39

State of California

March Fong Eu	Form LP-1

Secretary of State

CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15621, California Corporations Code.

1. NAME OF LIMITED PARTNERSHIP

MCA Management Partnership, Ltd., a California limited partnership

2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE

22750 Hawthorne Blvd., Suite 219	Torrance, CA	90505
3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE	CITY	ZIP CODE
	CA

4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON 19 WITH THE

RECORDER OF COUNTY. FILE OR RECORDATION NUMBER

5. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE. IF NECESSARY)

A. NAME: MCA Investment Company			C. NAME:

ADDRESS: 22750 Hawthorne Blvd, Suite 219			ADDRESS:

CITY: Torrance	STATE: CA	ZIP CODE: 90505	CITY:	STATE:	ZIP CODE:

B. NAME:			D. NAME:

ADDRESS:			ADDRESS:

CITY:	STATE:	ZIP CODE:	CITY:	STATE:	ZIP CODE:

6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

NAME: Robert D. Mosher, Esq.

ADDRESS: 445 S. Figueroa Street, 31st Floor			CITY: Los Angeles	STATE: CA	ZIP CODE: 90071

7. ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY RE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART OF THIS CERTIFICATE. NUMBER OF PAGES ATTACHED: 0	8. INDICATE THE NUMBER OF GENERAL PARTNERS
    SIGNATURES REQUIRED FOR FILING CERTIFICATES
    OF AMENDMENT, DISSOLUTION, CONTINUATION
    AND CANCELLATION.

    NUMBER OF GENERAL PARTNER(S) SIGNATURE(S)
    IS/ARE:    1

(PLEASE INDICATE NUMBER ONLY)

9.	IT IS HEREBY DECLARE THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

/s/ Jot N. Hollenbeck
SIGNATURE	SIGNATURE
Jot N. Hollenbeck, President MCA Investment Company
POSITION OR TITLE DATE	POSITION OR TITLE DATE

SIGNATURE	SIGNATURE

POSITION OR TITLE DATE	POSITION OR TITLE DATE

10. RETURN ACKNOWLEDGEMENT TO:

NAME	Alex Jenkins

ADDRESS	5080 Spectrum Drive, Suite 300 W

CITY	Dallas, TX 75248

STATE

ZIP CODE

THIS SPACE FOR FILING OFFICER USE
9235100027
FILED in the office of the Secretary of State of the State of California DEC 16 1992

/s/ March Fong Eu
MARCH FONG EU SECRETARY OF STATE